UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2023

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Financial Officer

On December 5, 2023, John Hollister, the Chief Financial Officer and Senior Vice President of Silicon Laboratories Inc. (the “Company”), delivered his notice of resignation to be effective as of February 2, 2024, or such earlier date as may be selected by the Company. His departure is not related to the operations, policies or practices of the Company or any issues regarding accounting policies or practices. Mr. Hollister notified the Company that he has accepted the position of Chief Financial Officer of GlobalFoundries. Mr. Hollister will assist the Company to help transition his job responsibilities.

The Company intends to conduct a search for potential internal and external candidates to replace Mr. Hollister. In the interim, upon the date Mr. Hollister’s resignation becomes effective, the Company expects to appoint Mark Mauldin, the Company’s Chief Accounting Officer, to serve as the Company’s interim Chief Financial Officer. The terms of Mr. Mauldin’s compensation have not yet been determined.  In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

Mr. Mauldin, age 53, has served as the Company’s Chief Accounting Officer since April 11, 2021, the Company’s Vice President of Finance since February 2016, and in various other finance and accounting positions since joining the Company in 2004. Mr. Mauldin is a Certified Public Accountant and has a master’s degree in accounting and a bachelor’s degree in business administration from the University of Texas at Austin.

On December 11, 2023, the Company issued a press release announcing Mr. Hollister’s resignation. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Silicon Laboratories Inc. dated December 11, 2023, announcing the resignation of Mr. John Hollister.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

December 11, 2023	/s/ Néstor Ho

Date	Néstor Ho
Chief Legal Officer